UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California  94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New World Fund

By the numbers:
The developing markets growth engine

[photo – Chhatrapati Shivaji Terminus (formerly Victoria Railway Station), Mumbai, India]

Annual report for the year ended October 31, 2007

New World FundSM seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	5
Feature article
By the numbers: The developing markets growth engine	6
Summary investment portfolio	12
Financial statements	17
Board of directors and other officers	31
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 6/17/99)

Reflecting 5.75% maximum sales charge	33.90%	28.72%	13.75%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 1.02%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 30.

The return of principal for the bond holdings in New World Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency fluctuations, as is investing in smaller companies, as more fully described in the prospectus.

About the cover: Chhatrapati Shivaji Terminus (formerly Victoria Railway Station), Mumbai, India.

[photo - Chhatrapati Shivaji Terminus (formerly Victoria Railway Station), Mumbai, India.

Fellow shareholders:

New World Fund posted strong results for the 12-month period ended October 31, 2007, despite volatility in global equity markets. The value of an investment in the fund gained 47.8% if, like most shareholders, you reinvested the dividend of 91.4 cents per share and the capital gain of $2.23 per share that were paid in December 2006.

As you can see in the table below, New World Fund continued to surpass its primary benchmark, the MSCI ACWI (All Country World Index). The fund’s diversified portfolio also provided better returns than developed-country stocks in general, as measured by the MSCI World Index, although it lagged behind developing-country stocks as measured by the MSCI Emerging Markets (EM) Index.

With the objective of long-term capital appreciation while reducing volatility, the fund blends three types of investments: stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

[Begin Sidebar]

Results at a glance

For periods ended October 31, 2007, with all distributions reinvested
	Total returns	Average annual total returns

	1 year	5 years	Lifetime
			(since 6/17/99)

New World Fund (Class A shares)	47.79%	31.88%	15.61%
MSCI ACWI (All Country World Index)	24.77	20.24	6.50
MSCI World Index	20.97	18.88	5.83
MSCI Emerging Markets (EM) Index	68.33	40.31	17.96
J.P. Morgan Emerging Markets Bond Index Plus	8.56	15.02	13.18

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures 23 developed-country stock markets, while the MSCI Emerging Markets Index measures 25 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2007

Developed-country equities	33.9%
Asia
Hong Kong	3.2
Taiwan	2.7
South Korea	2.6
Japan	1.5
Singapore	.5
Australia	.4
The Americas
United States	5.3
Canada	1.4
Europe
United Kingdom	3.6
Switzerland	2.6
Austria	1.7
Spain	1.5
Denmark	1.4
Finland	1.3
France	1.2
Germany	1.0
Greece	.9
Italy	.6
Ireland	.2
Netherlands	.1
Norway	.1
Sweden	.1

Developing-country equities	51.6%
Asia
India	8.3
Indonesia	2.9
Philippines	2.6
Thailand	2.0
China	1.9
Malaysia	1.4
Pakistan	1.2
Kazakhstan	.7
The Americas
Brazil	7.8
Mexico	3.4
Colombia	.8
Peru	.3
Argentina	.3
Europe
Russia	4.7
Turkey	1.6
Poland	1.5
Slovenia	.9
Hungary	.7
Czech Republic	.5
Africa/Middle East
South Africa	4.2
Israel	2.0
Egypt	1.5
Oman	.4

Developing-country bonds	5.6%
Asia
Philippines	.3
Kazakhstan	.1
The Americas
Brazil	1.2
Mexico	.8
Argentina	.6
Colombia	.5
Panama	.3
Peru	.3
Dominican Republic	.2
Europe
Turkey	.6
Russia	.5
Africa/Middle East
Egypt	.2

Short-term securities & other assets less liabilities	8.9

Total	100.0%
[End Sidebar]

The investment environment

Global equity markets did well over the period, with almost every country index registering meaningful gains despite two sharp downturns in the markets that occurred in 2007. In February, volatility in the Chinese equity markets and growing concerns about subprime mortgages in the U.S. sent markets downward. In late summer, those same subprime concerns triggered a second, more pronounced correction when rising loan defaults caused a reduction in the availability of consumer and commercial credit, and investors worried about how far and wide the damage would spread. While the markets rebounded — even exceeding their earlier levels — these credit issues continue to play out in the U.S.

In the developed world, the U.S. market rose 14.9%* during the past 12 months on strong corporate profits, healthy corporate balance sheets and low unemployment. The markets were also helped by the Federal Reserve’s cutting of key interest rates in August, September and October —  the first rate cuts since the Fed started raising rates in June 2004. Meanwhile, the continued weakening of the U.S. dollar acted as a tailwind for the fund, which holds a majority of its total net assets in non-U.S. equities and bonds. When the dollar weakens, U.S. investors in non-U.S. companies benefit from currency translation, since investments in euros, yen and other currencies become worth more when converted into U.S. dollars.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends.

European markets surged as their economies benefited from strong growth in exports and manufacturing, while low unemployment led to high consumer confidence. The United Kingdom was up 23.7% and Germany rose 47.4%. In Asia, markets jumped sharply as South Korea (56.6%), Hong Kong (64.4%) and Taiwan (39.5%) all posted significant gains.

In the developing world, India gained 79.1% and China surged 155.7% as they rebounded from market downturns early in 2007 (although China’s market is largely closed to foreign investors). Latin American markets also continued to do well. Brazilian markets doubled, gaining 111.0%, and Mexico gained 32.9%. (Brazil and India account for the largest percentage of holdings in the fund’s developing-world portfolio.) Overall, developing-country stocks once again outpaced their developed-world counterparts.

Developing-country bonds, meanwhile, provided solid returns. The fund invests in these bonds for their potential total return — that is, income plus price appreciation.

The fund’s portfolio

As of October 31, 2007, our investors were part equity owners, through the fund, of more than 249 companies in 47 countries. Taken from the vantage point of the fund’s three principal investment areas, here is an overview of some recent developments that have influenced the fund’s growth over the past fiscal year.

Developed-country equities

As we’ve already noted, developed markets fared well during this period, although results were mixed in certain sectors. In financial services, Erste Bank, one of the fastest growing banks in Europe, continued to benefit from its presence in the eastern and central European banking markets, gaining 19.7%. Citigroup, however, was harmed by its exposure to the subprime mortgage sector and lost 16.5%.

On the consumer product front, Nestlé, the fund’s ninth-largest holding, gained 35.1%. PepsiCo gained 16.2% and Coca-Cola was up 32.2%. Automobile manufacturer Toyota lost 3.5% and Samsung Electronics posted a loss of 4.2%. In the health care sector, pharmaceutical producer Novo Nordisk, the fund’s second-largest holding, gained 64.7%.

Developed-country equities accounted for 33.9% of net assets, which is slightly less than the same time last year.

Developing-country equities

India’s economy continued to show strength, which has fueled inflation concerns and resulted in a series of interest rate hikes and increased capital requirements for lending. The stock market maintained its upward trend due primarily to strong company earnings and unprecedented capital inflows.

The Brazilian economy was supported by declining interest rates and surging prices for agricultural and mineral products, which are among Brazil’s largest exports. In fact, most Latin American countries, along with South Africa, have profited from higher commodity prices. Mexico’s economy is doing well, despite the slowdown in the U.S., due to higher oil prices and important reforms in the tax codes and pension system.

The financial sector, the largest of our portfolio, registered meaningful gains. Grupo Financiero Banorte, a leading independent bank based in Mexico and the fund’s 10th-largest holding, returned 27.9%. Itaúsa in Brazil gained 83.6%, Housing Development Finance Corp. in India gained 118.3% and ICICI Bank rose 87.1%. Hungarian-based OTP Bank PLC gained 54.3%. The Savings Bank of the Russian Federation, Sberbank, returned 94.3%.

Given the strong demand for construction and raw and finished materials across the globe, many companies in these sectors did well. Murray & Roberts benefited from South Africa’s investment in infrastructure, gaining 197.8%, the fund’s sixth-largest return. Italian-Thai Development PCL gained 57.5%. Taiwan Cement rose 121.7%.

Utility, oil and gas companies in developing countries were also helped by strong demand. Petróleo Brasileiro (Petrobras), the fund’s largest holding, gained 113.7%. Oil & Natural Gas Corp., an energy exploration company in India and our fourth-largest holding, was up 77.3%. Reliance Energy, which generates and distributes electricity in India, gained 348.9%, the fund’s second-largest return. PT Perusahaan Gas Negara, the national gas company of Indonesia, gained 24.1%.

On the telecommunications front, América Móvil, our third-largest holding and the biggest cellular communications provider in Latin America, gained 52.5%. Telekom Indonesia returned 30.6%.

Developing-country equities accounted for 51.6% of the net assets of the fund, up from the 46.6% of net assets the same time last year.

Developing-country bonds

Our holdings in Brazilian debt instruments — a mix of U.S. dollar and local currency-denominated Treasury bills and bonds — were a top contributor, as Brazil benefited from stable economic growth. Turkish bonds also contributed overall.

With global financial markets showing continued strength, however, we have been able to find more attractive investment opportunities on the equity side in the past 12-month period.

Developing-country bonds made up 5.6% of net assets, down from 7.8% at last year’s fiscal year-end.

Looking forward

Over the last three years, New World Fund has produced an average annual return of 35%. This figure is well in excess of the fund’s lifetime average annual return. Accordingly, we’d like to sound a cautionary note. While we believe in the underlying strength of the global economy, any combination of continuously rising oil prices, a tempering of the global growth boom or further repercussions from the U.S. housing and mortgage troubles could hamper markets.

Additionally, capital has been flowing into developing markets at an unprecedented rate as investors look to benefit from the continuing growth of these markets. In this kind of environment, we are finding that the valuations of many developing-market equities have become less compelling over the past year.

To learn more about the growth that has sparked such strong capital inflows, we encourage you to read the feature article, “By the numbers: The developing markets growth engine,” beginning on page 6.

We thank you for your continued support.

Cordially,

/s/ Robert W. Lovelace
Robert W. Lovelace
President

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

December 1, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective
How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2007, with dividends reinvested)

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]

	MSCI Emerging Markets Index	New World Fund	MSCI ACWI (All Country World Index)
6/17/1999	$ 10,000	$ 9,425	$ 10,000
7/31/1999	$ 9,728	$ 9,484	$ 9,959
10/31/1999	$ 9,687	$ 9,468	$ 10,338
1/31/2000	$ 11,968	$ 11,235	$ 10,925
4/30/2000	$ 11,031	$ 10,820	$ 11,158
7/31/2000	$ 10,384	$ 10,389	$ 10,907
10/31/2000	$ 8,833	$ 9,192	$ 10,421
1/31/2001	$ 9,393	$ 9,694	$ 10,190
4/30/2001	$ 8,193	$ 9,026	$ 9,338
7/31/2001	$ 7,607	$ 8,682	$ 8,810
10/31/2001	$ 6,761	$ 7,801	$ 7,800
1/31/2002	$ 8,333	$ 8,888	$ 8,128
4/30/2002	$ 9,038	$ 9,590	$ 8,165
7/31/2002	$ 7,601	$ 8,269	$ 7,034
10/31/2002	$ 7,332	$ 7,953	$ 6,741
1/31/2003	$ 7,543	$ 8,132	$ 6,573
4/30/2003	$ 7,767	$ 8,576	$ 7,008
7/31/2003	$ 9,350	$ 9,552	$ 7,726
10/31/2003	$ 10,906	$ 10,912	$ 8,443
1/31/2004	$ 12,261	$ 12,077	$ 9,272
4/30/2004	$ 11,929	$ 12,099	$ 9,177
7/31/2004	$ 11,540	$ 11,912	$ 9,142
10/31/2004	$ 13,022	$ 12,931	$ 9,627
1/31/2005	$ 14,960	$ 14,314	$ 10,330
4/30/2005	$ 14,796	$ 14,265	$ 10,238
7/31/2005	$ 16,967	$ 15,701	$ 10,940
10/31/2005	$ 17,493	$ 16,100	$ 11,059
1/31/2006	$ 22,317	$ 18,979	$ 12,333
4/30/2006	$ 24,101	$ 20,510	$ 13,010
7/31/2006	$ 21,858	$ 19,440	$ 12,596
10/31/2006	$ 23,689	$ 21,472	$ 13,577
1/31/2007	$ 26,326	$ 23,558	$ 14,427
4/30/2007	$ 28,491	$ 25,311	$ 15,308
7/31/2007	$ 32,993	$ 27,251	$ 15,502
10/31/2007	$ 39,876 (2)	$ 31,733 (1)	$ 16,940 (2)

[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The indexes are unmanaged and include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions or expenses.
[3]	For the period June 17, 1999 (when the fund began operations), through October 31, 1999.
[end mountain chart]

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2007)*

			Lifetime
	1 year	5 years	(since 6/17/99)

Class A shares	39.29%	30.34%	14.79%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

[photo - Chhatrapati Shivaji Terminus (formerly Victoria Railway Station), Mumbai, India.

By the numbers: The developing markets growth engine

Everyone’s looking to grow. We all want the assets we own to increase in value over time. As we know, though, different assets can grow at different speeds. And over the past decade or so, the growth in developing markets has been quite remarkable when compared to economic growth in the developed world.

This extraordinary growth is likely the major reason why you include New World Fund in your investment portfolio. It’s also why companies such as Nestlé and Coca-Cola, which are based in the developed world, invest there. And it’s why New World Fund’s portfolio counselors and analysts look to invest both in companies in the developing world and in developed-world companies that invest in the developing world.

Such remarkable growth does not, however, happen on its own. Nor does it happen overnight. Developing-world economies have been emerging for some time. First, these countries struggled with inflation, then with paying down debt; this was followed by structural reforms that have led to more open markets and competition.

Of course, each country has a unique set of issues, but there are some commonalities among them in terms of creating and sustaining a more mature economy. These include the stabilizing of the economy as a whole, the rise of the consumer and the growth of financial markets. In countries as disparate as India, Russia, Brazil and South Africa, you find these examples of advancement, in varying degrees. From large populations to small, from commodity-based economies to industrial- and service-based, each has powerful growth engines.

More stable economies

In order to participate in the global economy, developing markets must put in place necessary economic policies to assure outside investors that their markets offer a relatively stable environment. “In the late 1990s, emerging markets were grappling with high levels of economic and corporate imbalances,” notes Jeetu Panjabi, an economist with the fund’s adviser, Capital Research and Management Company.

The Asian financial crisis in 1997 compelled many developing countries to take action. With economic growth nonexistent, developing countries could find no one to lend them money. Thus, they were forced into a period of austerity that they had to dig themselves out of slowly and painfully. “Afterward, fiscal and monetary policy was put on a much sounder basis than it had been in the 1980s and 1990s,” says Gina Despres, vice chairman of New World Fund. “A lot of developing countries understood that they could no longer rely on the International Monetary Fund or World Bank; they had to take care of themselves.”

[Begin Sidebar]
More stable developing-market economies

In order to participate in the global economy, developing markets must put in place necessary economic policies to assure outside investors that their markets offer a relatively stable environment.
[begin line chart]
Declining short-term debt*

1996:
44% of foreign
exchange reserves

2006:
17% of foreign
exchange reserves

Lower short-term debt
provides a buffer from
external financial shocks.

*Short-term debt chart is
based on an aggregate of
149 developing countries.

Total Short-Term Debt - Percent of Foreign Exchange Reserves
1996	44%
1997	42%
1998	35%
1999	31%
2000	27%
2001	27%
2002	22%
2003	22%
2004	20%
2005	19%
2006	17%

Source: Morgan Stanley Dean Witter and World Bank Debt Tables.
[end line chart]

Increasing foreign direct investment*

[begin line chart]
2007:
$302 billion

1997:
$150 billion

A steady rise in foreign direct
investment has, historically,
signaled a strong economic
outlook for a country. (Numbers
expressed in U.S. dollars.)

*Foreign direct investment
chart is based on an aggregate
of 143 developing countries.

Units	Scale	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
U.S. dollars	Billions	$150	$160	$178	$170	$186	$155	$164	$192	$263	$258	$302

Source: International Monetary Fund, World Economic Outlook Database, as of October 2007.
[end line chart]

[photo – Russian buildings)

Foreign direct
investment in Russia
increased 720%
in a four-year period
(2002 to 2006).

Source: The Economist Intelligence Unit,
Global Foreign Direct Investment to 2011.
[End Sidebar]

[photo – three wood framed buildings painted different colors]

[Begin Sidebar]
South African household debt to disposable income rose 42% over a four-year period (2002 to 2006).

Source: The SARB (South African Reserve Bank), JPMorgan.
[End Sidebar]

One way they did this was by paying down short-term debt (see chart on page 7). Today, this provides many developing countries with capital reserves that can act as a stabilizer during times of economic crisis. Keeping both interest rates and inflation low has been another common factor among developing markets with more stable economies.

In addition to the fiscal and monetary policy changes, many of these countries are privatizing formerly state-run sectors. Telecommunications, utilities and financial institutions have slowly been opened to competition, outside investment and even private ownership.

Altogether, these changes have increased foreign investment. Developed-world companies began to see opportunities in this new fiscal direction and have started to set up shop in developing markets (see chart on page 7). This inflow of capital has helped to strengthen these economies through tax revenue and job creation.

The rise of the consumer

Historically, for many developing countries, the key driver of the economy has been the government. “In order to have sustainable growth, however, you need to rely on multiple drivers of the economy, and the consumer is a huge driver,” notes Natasha Braginsky Mounier, a New World Fund analyst.

Myriad policy decisions have made it possible for the consumer to thrive. In South Africa, for example, government social policy has led to a steady rise in the black middle class. In Russia, workers pay a flat tax of 13%, which, combined with home ownership and low utility bills, has resulted in large amounts of disposable income. Disposable income, of course, makes consumption possible.

Many people in these developing countries are also just discovering credit. “In the 1990s, you couldn’t get a credit card or mortgage in India,” says Brad Freer, an analyst for New World Fund. “But that’s all changing.” Indeed, as job markets and economies have stabilized, the middle class has felt more comfortable taking on debt. In many of these economies, they’re starting to buy homes, cars and even insurance (see charts on page 9). In Brazil, credit is 32% of GDP, up from 21% in 2002. “Credit takes off when people have income security — when they’re no longer living hand-to-mouth,” adds Jeetu.

From a retail and consumer credit point of view, many developing countries have very low penetration. “The Russian retail industry looks like the retail industry in Europe 40 years ago,” Natasha points out. And in India, with a population of 1.1 billion people, only about 20% have credit cards. All this adds up to big opportunities for financial institutions, and our portfolio counselors and analysts have noticed. Financial institutions make up the largest sector of investments for the fund.

[Begin Sidebar]
The rise of the developing-market consumer

From a retail and consumer credit point of view, many developing countries have very low penetration.

Automobile sales*
[begin line chart]

2007:
2.8 million units

2002:
1.1 million units

Automobile purchases in
the four largest developing
markets are growing at a
rate of 25% per year.

*Data comprised of three-month
moving average automobile sales
for China, Brazil, India and Mexico.

Emerging Market Average (in millions of units)
Mar 2002	1.1
Apr 2002	1.2
May 2002	1.2
Jun 2002	1.3
Jul 2002	1.3
Aug 2002	1.3
Sep 2002	1.3
Oct 2002	1.3
Nov 2002	1.3
Dec 2002	1.3
Jan 2003	1.3
Feb 2003	1.3
Mar 2003	1.4
Apr 2003	1.3
May 2003	1.3
Jun 2003	1.4
Jul 2003	1.5
Aug 2003	1.5
Sep 2003	1.5
Oct 2003	1.6
Nov 2003	1.6
Dec 2003	1.7
Jan 2004	1.7
Feb 2004	1.8
Mar 2004	1.8
Apr 2004	1.9
May 2004	1.8
Jun 2004	1.8
Jul 2004	1.8
Aug 2004	1.8
Sep 2004	1.8
Oct 2004	1.8
Nov 2004	1.9
Dec 2004	2.0
Jan 2005	1.9
Feb 2005	1.9
Mar 2005	1.8
Apr 2005	1.9
May 2005	2.0
Jun 2005	2.1
Jul 2005	2.1
Aug 2005	2.1
Sept 2005	2.1
Oct 2005	2.1
Nov 2005	2.1
Dec 2005	2.2
Jan 2006	2.3
Feb 2006	2.3
Mar 2006	2.3
Apr 2006	2.3
May 2006	2.4
Jun 2006	2.4
Jul 2006	2.4
Aug 2006	2.4
Sept 2006	2.5
Oct 2006	2.5
Nov 2006	2.6
Dec 2006	2.7
Jan 2007	2.8
Feb 2007	2.8
Mar 2007	2.8

Source: Morgan Stanley Dean Witter (March 2002–March 2007).
[end line chart]

Average annual growth of household credit*

[begin line chart]
26.4%
2000–2005:

Average of the three
markets: Europe, Asia
and Latin America.

Low unemployment,
interest rates and inflation —
combined with rising incomes
— have boosted spending and
consumer confidence in many
developing markets.

Europe	Asia	Latin America†
47.7%	22.6%	8.9%

Source: International Monetary Fund.
[end line chart]

*Developing markets include: Poland,
Czech Republic, Turkey, Hungary,
Bulgaria, Russia, Romania (Europe);
Taiwan, Malaysia, Thailand, Korea,
Indonesia, India, China, Philippines
(Asia); and Argentina, Colombia,
Mexico, Peru, Chile, Brazil,
Venezuela (Latin America).

†Latin America’s lower average growth
can be attributed to negative credit
growth in Argentina and Colombia
during this time period.

Brazil’s cosmetic and
personal care market
(the fourth largest in
the world) grew 11%
from 2000 to 2005,
compared to a 2%
GDP growth rate over
the same period.*

Source: PriceWaterhouseCoopers; From São Paolo
to Shanghai — New consumer dynamics: the impact
on modern retailing (2006/2007, 5th Edition).

*Real compound annual growth rate.
[End Sidebar]

Expanding financial markets

The market value of the companies that trade on developing-markets stock exchanges has exploded in the past 10 years (see chart on page 11). Many developing-country governments have put rules in place that have created greater transparency in the markets, and have opened the door to allow foreign investors to buy and sell shares of domestic companies on their stock exchanges. Together, these changes — along with sound fiscal policies and a growing consumer base — have fueled impressive growth in the financial markets.

Through the markets, companies have been able to raise much-needed capital to grow their businesses. Today, many of these companies increasingly export goods to other developing countries and depend less on the United States and other developed countries as their main consumers. “The U.S. has been a large economic engine for the world, but there are newer engines like China, India, Russia and Brazil that are contributing to world growth today,” says Jeetu. Industrial growth, for example, has led to high demand for commodities, and large commodity-producing countries, such as Brazil and Russia, have benefited.

The challenges of rapid growth

Developing markets are estimated to experience 12.0% nominal GDP growth in 2008, compared to 5.3% in the U.S. and 4.3% in Europe.* The pace of this growth, however, is not without its challenges. As the only sector with a growth estimate in the double digits, developing-world equities will continue to attract many investors.

*Excluding the United Kingdom.

Unfortunately, with so much capital flowing into these markets, valuations can get out of control. Indeed, we’ve been concerned about valuations in India for the past few years. Fast-growing economies, meanwhile, can also overheat, and we watch carefully for signs of inflation and for how governments respond to those signs.

Finally, many of these countries have a unique set of issues whose future impact on economic growth is unclear. For example, South Africa suffers from an AIDS epidemic, Brazil and India are dealing with increasing income disparities between rich and poor, and Russia’s population is aging rapidly relative to other developing countries even as the birth rate continues to decline.

How these countries deal with these and the many other challenges before them remains unknown. Despite their best efforts, developing markets still present a higher degree of volatility when compared to developed-world markets. Higher returns always carry the possibility of higher risk.

“By investing in companies in the developing world, we look to take advantage of the tremendous growth we’re seeing,” says Rob Lovelace, a portfolio counselor and president of New World Fund. “But we also invest in developed-world companies that invest in and have the potential to profit from the developing world as we look to create an element of stability for the fund.”

[Begin Sidebar]
Expanding financial markets

Many developing-country governments have put rules in place for their financial markets that have created greater transparency.

Market capitalization*

[begin line chart]
2007:
$3.7 trillion

1997:
$952 billion

The total market value (expressed
in U.S. dollars) of the companies
that trade on developing-world
stock markets has shown
extraordinary growth.

*The MSCI Emerging Markets Index
is made up of Argentina, Brazil,
Chile, China, Colombia, Czech
Republic, Egypt, Hungary, India,
Indonesia, Israel, Jordan, Korea,
Malaysia, Mexico, Morocco,
Pakistan, Peru, Philippines, Poland,
Russia, South Africa, Taiwan,
Thailand, Turkey and Venezuela
(the latter until May 31, 2006).

Emerging Markets (000)
1/31/1997	$ 952,383
2/28/1997	$ 993,360
3/31/1997	$ 965,879
4/30/1997	$ 963,877
5/31/1997	$ 990,903
6/30/1997	$ 1,057,698
7/31/1997	$ 1,085,261
8/31/1997	$ 946,674
9/30/1997	$ 985,033
10/31/1997	$ 823,527
11/30/1997	$ 794,118
12/31/1997	$ 824,866
1/31/1998	$ 759,055
2/28/1998	$ 839,583
3/31/1998	$ 878,629
4/30/1998	$ 870,802
5/31/1998	$ 756,272
6/30/1998	$ 685,335
7/31/1998	$ 705,773
8/31/1998	$ 498,784
9/30/1998	$ 555,170
10/31/1998	$ 612,297
11/30/1998	$ 661,773
12/31/1998	$ 625,979
1/31/1999	$ 616,725
2/28/1999	$ 622,722
3/31/1999	$ 697,528
4/30/1999	$ 788,602
5/31/1999	$ 785,399
6/30/1999	$ 906,077
7/31/1999	$ 883,208
8/31/1999	$ 892,658
9/30/1999	$ 871,787
10/31/1999	$ 891,539
11/30/1999	$ 974,066
12/31/1999	$ 1,105,275
1/31/2000	$ 1,114,609
2/29/2000	$ 1,130,605
3/31/2000	$ 1,139,199
4/30/2000	$ 1,035,583
5/31/2000	$ 990,460
6/30/2000	$ 1,253,812
7/31/2000	$ 1,195,274
8/31/2000	$ 1,199,270
9/30/2000	$ 1,116,621
10/31/2000	$ 1,037,793
11/30/2000	$ 958,349
12/31/2000	$ 1,008,835
1/31/2001	$ 1,145,137
2/28/2001	$ 1,054,901
3/31/2001	$ 945,703
4/30/2001	$ 988,568
5/31/2001	$ 1,001,475
6/30/2001	$ 935,172
7/31/2001	$ 871,907
8/31/2001	$ 849,816
9/30/2001	$ 715,390
10/31/2001	$ 759,244
11/30/2001	$ 835,670
12/31/2001	$ 723,641
1/31/2002	$ 748,768
2/28/2002	$ 760,171
3/31/2002	$ 802,856
4/30/2002	$ 806,138
5/31/2002	$ 790,834
6/30/2002	$ 567,502
7/31/2002	$ 525,692
8/31/2002	$ 533,772
9/30/2002	$ 474,553
10/31/2002	$ 505,194
11/30/2002	$ 539,443
12/31/2002	$ 526,428
1/31/2003	$ 523,838
2/28/2003	$ 507,095
3/31/2003	$ 490,989
4/30/2003	$ 532,099
5/31/2003	$ 571,200
6/30/2003	$ 610,063
7/31/2003	$ 647,252
8/31/2003	$ 689,733
9/30/2003	$ 698,428
10/31/2003	$ 758,092
11/30/2003	$ 767,459
12/31/2003	$ 826,432
1/31/2004	$ 863,470
2/29/2004	$ 902,259
3/31/2004	$ 914,507
4/30/2004	$ 843,057
5/31/2004	$ 869,985
6/30/2004	$ 872,178
7/31/2004	$ 856,978
8/31/2004	$ 890,263
9/30/2004	$ 943,834
10/31/2004	$ 964,713
11/30/2004	$ 1,053,953
12/31/2004	$ 1,120,268
1/31/2005	$ 1,120,048
2/28/2005	$ 1,215,557
3/31/2005	$ 1,136,021
4/30/2005	$ 1,101,278
5/31/2005	$ 1,130,975
6/30/2005	$ 1,283,669
7/31/2005	$ 1,372,366
8/31/2005	$ 1,387,304
9/30/2005	$ 1,527,322
10/31/2005	$ 1,426,450
11/30/2005	$ 1,549,685
12/31/2005	$ 1,651,524
1/31/2006	$ 1,836,258
2/28/2006	$ 1,820,459
3/31/2006	$ 1,845,216
4/30/2006	$ 1,972,976
5/31/2006	$ 1,763,875
6/30/2006	$ 1,880,477
7/31/2006	$ 1,902,379
8/31/2006	$ 1,946,095
9/30/2006	$ 2,021,637
10/31/2006	$ 2,116,842
11/30/2006	$ 2,284,065
12/31/2006	$ 2,397,368
1/31/2007	$ 2,372,670
2/28/2007	$ 2,359,569
3/31/2007	$ 2,482,279
4/30/2007	$ 2,592,280
5/31/2007	$ 2,716,176
6/30/2007	$ 2,914,673
7/31/2007	$ 3,069,953
8/31/2007	$ 2,998,214
9/30/2007	$ 3,353,965
10/31/2007	$ 3,727,006

Source: MSCI Emerging Markets (EM) Index, as of October 2007.
[end line chart]

How these countries deal with the many challenges of rapid growth remains unknown. Despite their best efforts, developing markets still present a higher degree of volatility when compared to developed-world markets. Higher returns always carry the possibility of higher risk.

Stock market
capitalization in
India increased
525% over a
four-year period
(2002 to 2006).

Source: CEIC Data.
[End Sidebar]

Summary investment portfolio, October 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of Net Assets

Financials	17.36%
Industrials	10.12
Telecommunication services	9.81
Materials	8.67
Energy	8.20
Other industries	31.26
Bonds & notes	5.63
Warrants	0.03
Short-term securities & other assets less liabilities	8.92
[end pie chart]

Country diversification (percent of net assets)

Euro zone*	9.4%
Brazil	9.0
India	8.3
United States	5.3
Russia	5.2
Mexico	4.2
South Africa	4.2
United Kingdom	3.6
Hong Kong	3.2
Philippines	2.9
Indonesia	2.9
Other countries	32.9
Short-term securities & other assets less liabilities	8.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Slovenia and Spain.

Common stocks - 85.42%	Shares	Market value (000)	Percent of net assets

Financials - 17.36%
ICICI Bank Ltd. (1)	7,602,600	$246,122
ICICI Bank Ltd. (ADR)	102,400	7,111	1.37%
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	190,384	1.03
Banco Santander, SA (1)	7,952,014	173,545.94
Itaúsa - Investimentos Itaú SA, preferred nominative	21,330,279	161,630.87
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	150,299.81
Unibanco-União de Bancos Brasileiros SA, units (GDR)	720,000	113,789
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	31,578.78
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B (2)	21,150,000	143,202.77
Erste Bank der oesterreichischen Sparkassen AG (1)	1,547,500	126,110.68
National Bank of Greece SA (1)	1,572,000	109,601.59
Bancolombia SA (ADR)	2,861,984	105,178.57
PT Bank Rakyat Indonesia (Persero) Tbk (1)	120,906,800	104,149.56
Housing Development Finance Corp. Ltd. (1)	1,419,360	101,034.55
Other securities		1,451,250	7.84
		3,214,982	17.36

Industrials - 10.12%
Murray & Roberts Holdings Ltd. (1)	15,815,000	243,265	1.31
Orascom Construction Industries Co. (GDR) (1)	996,487	183,984.99
Suzlon Energy Ltd. (1)	3,215,344	162,256.88
Airports of Thailand PCL (1)	65,300,000	117,831.64
STX Engine Co., Ltd. (1)	1,076,170	107,826.58
Other securities		1,059,885	5.72
		1,875,047	10.12

Telecommunication services - 9.81%
América Móvil, SAB de CV, Series L (ADR)	4,085,100	267,125	1.44
MTN Group Ltd. (1)	12,359,649	241,945	1.31
Philippine Long Distance Telephone Co. (1)	2,321,160	160,162
Philippine Long Distance Telephone Co. (ADR)	338,340	23,210.99
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	145,630,000	175,812.95
Telekomunikacja Polska SA (1)	18,303,900	173,637.94
Vodafone Group PLC (1)	25,310,000	99,775.54
Other securities		675,156	3.64
		1,816,822	9.81

Materials - 8.67%
Sterlite Industries (India) Ltd. (ADS)	8,189,800	212,689
Sterlite Industries (India) Ltd. (1)	800,000	20,936	1.26
Taiwan Cement Corp. (1)	107,557,937	186,392	1.01
Israel Chemicals Ltd. (1)	13,991,927	155,251.84
Potash Corp. of Saskatchewan Inc.	1,200,000	147,384.79
JSC Uralkali (1)	4,254,092	106,778
JSC Uralkali (GDR) (1) (3)	1,428,995	35,868.77
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	104,955.57
Other securities		634,912	3.43
		1,605,165	8.67

Energy - 8.20%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,050,600	291,729
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	463,784	38,582	1.78
Oil & Natural Gas Corp. Ltd. (1)	7,868,389	253,458	1.37
PetroChina Co. Ltd., Class H (1)	51,454,000	133,657.72
OAO LUKOIL (ADR) (1)	1,390,000	127,217.69
Oil and Gas Development Co. Ltd. (1)	58,638,760	124,164.67
Saipem SpA, Class S (1)	2,290,000	101,202.55
Other securities		449,184	2.42
		1,519,193	8.20

Consumer staples - 7.42%
Nestlé SA (1)	436,645	201,720	1.09
Tesco PLC (1)	17,172,190	174,585.94
IOI Corp. Bhd. (1)	61,840,250	141,312.77
SABMiller PLC (1)	3,694,600	111,208.60
Other securities		744,316	4.02
		1,373,141	7.42

Information technology - 5.76%
Nokia Corp. (1)	3,458,200	137,138
Nokia Corp. (ADR)	1,202,600	47,767	1.00
Kingboard Chemical Holdings Ltd. (1)	23,069,340	152,616.82
Hon Hai Precision Industry Co., Ltd. (1)	17,036,948	130,966.71
Samsung Electronics Co., Ltd. (1)	163,891	101,811.55
Other securities		496,872	2.68
		1,067,170	5.76

Consumer discretionary - 5.57%
Las Vegas Sands Corp. (2)	1,167,000	155,304.84
Other securities		876,143	4.73
		1,031,447	5.57

Health care - 4.62%
Novo Nordisk A/S, Class B (1)	2,156,900	268,234	1.45
Krka, dd, Novo mesto (1)	914,000	153,237.83
OJSC Pharmstandard (GDR) (1) (2)	6,582,550	143,973
OJSC Pharmstandard (GDR) (1) (2) (3)	392,700	8,589.82
Other securities		282,204	1.52
		856,237	4.62

Utilities - 2.90%
NTPC Ltd. (1)	16,381,000	100,847.55
Other securities		435,576	2.35
		536,423	2.90

MISCELLANEOUS - 4.99%
Other common stocks in initial period of acquisition		923,921	4.99

Total common stocks (cost: $9,377,648,000)		15,819,548	85.42

	Shares	Market value (000)	Percent of net assets
Warrants - 0.03%
Materials - 0.03%
Other securities		4,935.03

Total warrants (cost: $3,143,000)		4,935.03

	Principal amount (000)	Market value (000)	Percent of net assets
Bonds & notes - 5.63%

Non-U.S. government bonds & notes - 5.15%
Brazil (Federal Republic of) Global:
7.125%-11.00% 2010-2040 (4)	$ 90,370	$ 113,401
12.50% 2016 (1)	BRL 14,400	9,418
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	66,500	34,498
Brazilian Treasury Bill 6.00% 2010-2045 (1) (5)	109,813	60,924	1.18
Other securities		735,559	3.97
		953,800	5.15

Other - 0.48%
Other securities		89,687.48

Total bonds & notes (cost: $933,943,000)		1,043,487	5.63

	Principal amount (000)	Market value (000)	Percent of net assets
Short-term securities - 8.59%

Federal Home Loan Bank 4.65%-5.10% due 11/1/2007-12/14/2007 (6)	$ 153,169	$ 152,600.82
AstraZeneca PLC 4.80%-4.95% due 11/29/2007-1/22/2008 (3)	105,100	104,166.56
Nestle Capital Corp. 4.75% due 2/7/2008 (3)	22,200	21,908
Alcon Capital Corp. 4.73% due 11/13/2007-2/7/2008 (3)	10,100	10,083.17
Abbey National N.A. LLC 5.02% due 12/21/2007	25,000	24,822.14
Other securities		1,278,468	6.90

Total short-term securities (cost: $1,592,006,000)		1,592,047	8.59

Total investment securities (cost: $11,906,740,000)		18,460,017	99.67
Other assets less liabilities		61,652.33

Net assets		$18,521,669	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in  transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $142,050,000, which represented 0.77% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 10/31/2007 (000)

Sterling Energy PLC (1) (2)	65,755,000	25,487,000	-	91,242,000	-	$27,989
Italian-Thai Development PCL (1) (2) (7)	269,419,600	-	198,161,300	71,258,300	-	-
Murray & Roberts Holdings Ltd. (1) (7)	21,235,000	-	5,420,000	15,815,000	$2,923	-
					$2,923	$27,989

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $12,057,919,000.

(2) Security did not produce income during the last 12 months.
(3)Purchased in transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities,  including those in "Other securities" in the summary investment portfolio, was $1,054,009,000, which represented 5.69% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Unaffiliated issuer at 10/31/2007.

ADR = American Depositary Receipts
ADS = American Depositary Shares
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $11,871,370)	$18,432,028
Affiliated issuers (cost: $35,370)	27,989	$18,460,017
Cash denominated in non-U.S. currencies
(cost: $70)		70
Cash		2,066
Receivables for:
Sales of investments	45,610
Sales of fund's shares	58,968
Dividends and interest	40,958	145,536
		18,607,689
Liabilities:
Payables for:
Purchases of investments	36,112
Repurchases of fund's shares	15,571
Open forward currency contracts	7,007
Investment advisory services	7,565
Services provided by affiliates	7,841
Directors' deferred compensation	1,765
Other	10,159	86,020
Net assets at October 31, 2007		$18,521,669

Net assets consist of:
Capital paid in on shares of capital stock		$10,703,714
Undistributed net investment income		192,630
Undistributed net realized gain		1,087,402
Net unrealized appreciation		6,537,923
Net assets at October 31, 2007		$18,521,669

Total authorized capital stock - 500,000 shares, $.01 par value (282,034 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (*)

Class A	$13,752,396	208,667	$65.91
Class B	587,733	9,115	64.48
Class C	1,032,971	16,184	63.83
Class F	1,288,503	19,660	65.54
Class 529-A	354,559	5,405	65.60
Class 529-B	41,846	652	64.17
Class 529-C	86,428	1,347	64.17
Class 529-E	19,399	298	65.10
Class 529-F	14,800	225	65.66
Class R-1	25,002	390	64.12
Class R-2	244,544	3,811	64.18
Class R-3	237,944	3,647	65.24
Class R-4	107,415	1,632	65.83
Class R-5	728,129	11,001	66.19
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $69.93 and $69.60, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2007	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $27,304; also
includes $2,923 from affiliates)	$263,703

Interest (net of non-U.S. taxes of $1)	123,998	$387,701

Fees and expenses(*):
Investment advisory services	78,919
Distribution services	41,141
Transfer agent services	12,525
Administrative services	4,853
Reports to shareholders	546
Registration statement and prospectus	958
Postage, stationery and supplies	1,269
Directors' compensation	818
Auditing and legal	190
Custodian	6,767
State and local taxes	174
Other	152
Total fees and expenses before reimbursements/waivers	148,312
Less reimbursements/waivers of fees and expenses:
Investment advisory services	7,913
Administrative services	142
Total fees and expenses after reimbursements/waivers		140,257
Net investment income		247,444

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain on:
Investments (including $21,655 net gain from affiliates)	1,176,620
Non-U.S. currency transactions	4,842	1,181,462
Net unrealized appreciation (depreciation) on:
Investments	4,092,429
Non-U.S. currency translations	(10,297)	4,082,132
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		5,263,594
Net increase in net assets resulting
from operations		$5,511,038

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	October 31
	2007	2006
Operations:
Net investment income	$247,444	$170,679
Net realized gain on investments and non-U.S. currency transactions	1,181,462	573,472
Net unrealized appreciation on investments and non-U.S. currency translations	4,082,132	1,378,740
Net increase in net assets resulting from operations	5,511,038	2,122,891

Dividends and distributions paid to shareholders:

Dividends from net investment income and non-U.S. currency gain	(196,066)	(113,174)
Distributions from net realized gain on investments	(495,754)	-
Total dividends and distributions paid to shareholders	(691,820)	(113,174)

Net capital share transactions	3,508,625	2,830,417

Total increase in net assets	8,327,843	4,840,134

Net assets:
Beginning of year	10,193,826	5,353,692
End of year (including undistributed
net investment income: $192,630 and $119,986, respectively)	$18,521,669	$10,193,826

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2007, non-U.S. taxes paid on realized gains were $2,919,000. As of October 31, 2007, non-U.S. taxes provided on unrealized gains were $9,454,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended October 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2000.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; income on certain investments; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2007, the fund reclassified $21,537,000 from undistributed net realized gain to undistributed net investment income; and reclassified $271,000 from undistributed net investment income and $72,560,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$371,732
Undistributed long-term capital gain	1,003,661
Gross unrealized appreciation on investment securities	6,562,117
Gross unrealized depreciation on investment securities	<109,442>
Net unrealized appreciation on investment securities	6,452,675
Cost of investment securities	12,007,342

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2007			Year ended October 31, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$194,313	$336,044	$530,357	$90,298	$-	$90,298
Class B	6,145	14,597	20,742	2,659	-	2,659
Class C	10,086	23,985	34,071	4,219	-	4,219
Class F	17,063	29,494	46,557	7,334	-	7,334
Class 529-A	4,413	7,645	12,058	1,680	-	1,680
Class 529-B	399	981	1,380	159	-	159
Class 529-C	809	1,934	2,743	297	-	297
Class 529-E	224	436	660	83	-	83
Class 529-F	196	326	522	89	-	89
Class R-1	215	481	696	64	-	64
Class R-2	2,214	5,035	7,249	794	-	794
Class R-3	2,341	4,565	6,906	766	-	766
Class R-4	1,123	1,928	3,051	327	-	327
Class R-5	9,587	15,241	24,828	4,405	-	4,405
Total	$249,128	$442,692	$691,820	$113,174	$-	$113,174

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

 Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.540% on such assets in excess of $6.5 billion. The board of directors approved an amended agreement effective January 1, 2007, decreasing the annual rate on net assets in excess of $10.5 billion from a rate of 0.540% to a rate of 0.510%. The board of directors also approved an amended agreement effective January 1, 2008, decreasing the annual rate on assets in excess of $17 billion from a rate of 0.510% to a rate of 0.500%. To the extent the fund’s net assets exceeded either of these levels prior to the effective dates of the amendments, CRMC reduced its total investment advisory services fees consistent with these amended rates. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2007, total investment advisory services fees waived by CRMC were $7,913,000. As a result, the fee shown on the accompanying financial statements of $78,919,000, which was equivalent to an annualized rate of 0.585%, was reduced to $71,006,000, or 0.526% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2007, the total administrative services fees paid by CRMC were $1,000, $140,000 and $1,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$23,449	$11,979	Not applicable	Not applicable	Not applicable
Class B	4,350	546	Not applicable	Not applicable	Not applicable
Class C	7,324	Included in administrative services	$1,087	$150	Not applicable
Class F	2,273		839	158	Not applicable
Class 529-A	444		267	37	$248
Class 529-B	300		32	9	30
Class 529-C	609		66	15	61
Class 529-E	69		15	2	14
Class 529-F	-		11	2	10
Class R-1	154		18	12	Not applicable
Class R-2	1,240		236	581	Not applicable
Class R-3	762		214	135	Not applicable
Class R-4	167		92	9	Not applicable
Class R-5	Not applicable		492	11	Not applicable
Total	$41,141	$12,525	$3,369	$1,121	$363

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $818,000, shown on the accompanying financial statements, includes $364,000 in current fees (either paid in cash or deferred) and a net increase of $454,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2007
Class A	$3,284,105	61,504	$511,085	10,712	$(1,450,417)	(27,429)	$2,344,773	44,787
Class B	138,889	2,656	20,095	428	(57,072)	(1,100)	101,912	1,984
Class C	330,463	6,351	32,906	707	(122,951)	(2,391)	240,418	4,667
Class F	437,635	8,168	41,730	879	(191,717)	(3,611)	287,648	5,436
Class 529-A	98,356	1,865	12,057	254	(17,594)	(332)	92,819	1,787
Class 529-B	9,074	174	1,380	29	(1,414)	(27)	9,040	176
Class 529-C	24,024	464	2,743	59	(4,774)	(92)	21,993	431
Class 529-E	5,465	104	660	14	(1,405)	(26)	4,720	92
Class 529-F	4,086	77	520	11	(1,542)	(30)	3,064	58
Class R-1	18,439	343	686	15	(9,977)	(195)	9,148	163
Class R-2	111,446	2,139	7,235	155	(44,755)	(860)	73,926	1,434
Class R-3	129,599	2,427	6,895	145	(54,743)	(1,040)	81,751	1,532
Class R-4	56,947	1,061	3,051	64	(19,344)	(366)	40,654	759
Class R-5	229,691	4,241	24,330	509	(57,262)	(1,089)	196,759	3,661
Total net increase
(decrease)	$4,878,219	91,574	$665,373	13,981	$(2,034,967)	(38,588)	$3,508,625	66,967

Year ended October 31, 2006
Class A	$2,953,304	69,791	$86,181	2,241	$(1,001,364)	(23,654)	$2,038,121	48,378
Class B	136,711	3,273	2,560	67	(40,416)	(970)	98,855	2,370
Class C	269,845	6,541	4,004	106	(85,407)	(2,069)	188,442	4,578
Class F	321,495	7,586	6,387	167	(120,402)	(2,814)	207,480	4,939
Class 529-A	71,670	1,704	1,679	44	(9,295)	(216)	64,054	1,532
Class 529-B	7,460	180	159	4	(796)	(19)	6,823	165
Class 529-C	17,345	417	297	8	(2,521)	(61)	15,121	364
Class 529-E	4,175	100	82	2	(338)	(8)	3,919	94
Class 529-F	2,876	69	89	2	(531)	(13)	2,434	58
Class R-1	9,038	217	64	2	(3,528)	(86)	5,574	133
Class R-2	64,900	1,554	791	21	(22,054)	(531)	43,637	1,044
Class R-3	63,421	1,491	763	20	(22,598)	(531)	41,586	980
Class R-4	30,976	718	327	9	(10,568)	(246)	20,735	481
Class R-5	119,426	2,796	4,174	108	(29,964)	(711)	93,636	2,193
Total net increase
(decrease)	$4,072,642	96,437	$107,557	2,801	$(1,349,782)	(31,929)	$2,830,417	67,309

(*) Includes exchanges between share classes of the fund.

6.	Forward currency contracts

As of October 31, 2007, the fund had an open forward currency contract to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at October 31, 2007

Non-U.S. currency contract	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

South African rand
expiring 11/16/2007	ZAR516,606	$72,255	$79,262	$(7,007)

7.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,244,315,000 and $3,853,697,000, respectively, during the year ended October 31, 2007.

Financial highlights

		Income from investment operations (1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers	(3)	Ratio of net income to average net assets	(3)
Class A:
Year ended 10/31/2007	$47.54	$1.02	$20.49	$21.51	$(.91)	$(2.23)	$(3.14)	$65.91	47.79%	$13,752		1.02%	.96%		1.92%
Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791		1.06	1.00		2.19
Year ended 10/31/2005	29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195		1.18	1.12		2.00
Year ended 10/31/2004	25.60	.47	4.20	4.67	(.59)	-	(.59)	29.68	18.51	2,212		1.23	1.22		1.68
Year ended 10/31/2003	18.90	.39	6.56	6.95	(.25)	-	(.25)	25.60	37.19	1,528		1.31	1.31		1.86
Class B:
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588		1.79	1.73		1.14
Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332		1.85	1.79		1.40
Year ended 10/31/2005	29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170		1.94	1.88		1.24
Year ended 10/31/2004	25.29	.25	4.14	4.39	(.45)	-	(.45)	29.23	17.58	89		2.01	2.00		.91
Year ended 10/31/2003	18.69	.22	6.50	6.72	(.12)	-	(.12)	25.29	36.12	52		2.10	2.10		1.05
Class C:
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033		1.83	1.78		1.10
Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532		1.89	1.83		1.36
Year ended 10/31/2005	29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246		1.98	1.92		1.21
Year ended 10/31/2004	25.18	.24	4.11	4.35	(.50)	-	(.50)	29.03	17.53	96		2.04	2.03		.89
Year ended 10/31/2003	18.66	.21	6.48	6.69	(.17)	-	(.17)	25.18	36.10	39		2.12	2.12		.99
Class F:
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289		1.02	.96		1.91
Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673		1.07	1.01		2.18
Year ended 10/31/2005	29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336		1.19	1.14		1.98
Year ended 10/31/2004	25.52	.46	4.17	4.63	(.61)	-	(.61)	29.54	18.44	162		1.27	1.26		1.65
Year ended 10/31/2003	18.88	.38	6.54	6.92	(.28)	-	(.28)	25.52	37.10	71		1.35	1.35		1.77
Class 529-A:
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355		1.07	1.01		1.87
Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171		1.09	1.03		2.15
Year ended 10/31/2005	29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76		1.21	1.15		1.97
Year ended 10/31/2004	25.56	.46	4.18	4.64	(.61)	-	(.61)	29.59	18.43	31		1.27	1.26		1.65
Year ended 10/31/2003	18.89	.40	6.54	6.94	(.27)	-	(.27)	25.56	37.18	13		1.30	1.30		1.87
Class 529-B:
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42		1.90	1.84		1.03
Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22		1.97	1.90		1.28
Year ended 10/31/2005	29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11		2.09	2.04		1.09
Year ended 10/31/2004	25.25	.20	4.14	4.34	(.44)	-	(.44)	29.15	17.41	6		2.17	2.17		.74
Year ended 10/31/2003	18.79	.19	6.48	6.67	(.21)	-	(.21)	25.25	35.86	3		2.27	2.27		.89
Class 529-C:
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86		1.90	1.84		1.04
Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43		1.96	1.89		1.29
Year ended 10/31/2005	29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20		2.08	2.02		1.11
Year ended 10/31/2004	25.28	.21	4.14	4.35	(.46)	-	(.46)	29.17	17.43	8		2.16	2.15		.76
Year ended 10/31/2003	18.79	.19	6.50	6.69	(.20)	-	(.20)	25.28	35.90	4		2.24	2.24		.90
Class 529-E:
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19		1.39	1.33		1.55
Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10		1.43	1.37		1.82
Year ended 10/31/2005	29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4		1.55	1.49		1.65
Year ended 10/31/2004	25.46	.36	4.18	4.54	(.54)	-	(.54)	29.46	18.07	2		1.62	1.61		1.31
Year ended 10/31/2003	18.86	.31	6.53	6.84	(.24)	-	(.24)	25.46	36.64	1		1.69	1.69		1.47

Class 529-F:
Year ended 10/31/2007	$47.36	$1.09	$20.40	$21.49	$(.96)	$(2.23)	$(3.19)	$65.66	47.98%	$15		.89%	.83%		2.05%
Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8		.93	.87		2.31
Year ended 10/31/2005	29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4		1.17	1.11		2.02
Year ended 10/31/2004	25.54	.43	4.18	4.61	(.62)	-	(.62)	29.53	18.33	2		1.37	1.36		1.54
Year ended 10/31/2003	18.90	.39	6.52	6.91	(.27)	-	(.27)	25.54	37.01	1		1.43	1.43		1.74
Class R-1:
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25		1.86	1.79		1.11
Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11		1.93	1.83		1.35
Year ended 10/31/2005	29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3		2.06	1.92		1.19
Year ended 10/31/2004	25.33	.25	4.14	4.39	(.50)	-	(.50)	29.22	17.57	2		2.16	2.04		.92
Year ended 10/31/2003	18.85	.23	6.50	6.73	(.25)	-	(.25)	25.33	36.07	-	(4)	2.84	2.10		1.05
Class R-2:
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245		1.90	1.76		1.12
Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110		2.05	1.80		1.38
Year ended 10/31/2005	29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47		2.27	1.89		1.23
Year ended 10/31/2004	25.34	.25	4.14	4.39	(.52)	-	(.52)	29.21	17.58	17		2.57	2.00		.91
Year ended 10/31/2003	18.86	.22	6.51	6.73	(.25)	-	(.25)	25.34	36.09	6		2.69	2.06		.98
Class R-3:
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238		1.39	1.33		1.55
Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100		1.49	1.42		1.75
Year ended 10/31/2005	29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41		1.60	1.51		1.62
Year ended 10/31/2004	25.56	.36	4.18	4.54	(.57)	-	(.57)	29.53	18.03	16		1.70	1.62		1.30
Year ended 10/31/2003	18.96	.30	6.56	6.86	(.26)	-	(.26)	25.56	36.63	6		1.84	1.68		1.37
Class R-4:
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107		1.06	1.00		1.88
Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41		1.11	1.05		2.12
Year ended 10/31/2005	29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14		1.21	1.15		1.98
Year ended 10/31/2004	25.68	.47	4.20	4.67	(.63)	-	(.63)	29.72	18.48	3		1.29	1.27		1.66
Year ended 10/31/2003	18.90	.39	6.57	6.96	(.18)	-	(.18)	25.68	37.14	1		1.43	1.33		1.79
Class R-5:
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728		.76	.70		2.17
Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350		.81	.75		2.44
Year ended 10/31/2005	29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187		.89	.84		2.28
Year ended 10/31/2004	25.66	.55	4.20	4.75	(.65)	-	(.65)	29.76	18.83	87		.95	.94		1.96
Year ended 10/31/2003	18.93	.46	6.57	7.03	(.30)	-	(.30)	25.66	37.60	45		1.01	1.01		2.15

	Year ended October 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	31%	30%	26%	20%	30%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of New World Fund, Inc. (the “Fund”), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 4, 2007

Expense example
                                                                                                                                                            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007, through October 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2007	Ending account value 10/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,253.74	$5.28	.93%
Class A -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class B -- actual return	1,000.00	1,248.91	9.69	1.71
Class B -- assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class C -- actual return	1,000.00	1,248.64	9.98	1.76
Class C -- assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class F -- actual return	1,000.00	1,253.65	5.34	.94
Class F -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-A -- actual return	1,000.00	1,253.55	5.57	.98
Class 529-A -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-B -- actual return	1,000.00	1,247.98	10.37	1.83
Class 529-B -- assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class 529-C -- actual return	1,000.00	1,248.17	10.31	1.82
Class 529-C -- assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class 529-E -- actual return	1,000.00	1,251.42	7.49	1.32
Class 529-E -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class 529-F -- actual return	1,000.00	1,254.50	4.66	.82
Class 529-F -- assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-1 -- actual return	1,000.00	1,248.42	10.09	1.78
Class R-1 -- assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class R-2 -- actual return	1,000.00	1,248.62	9.86	1.74
Class R-2 -- assumed 5% return	1,000.00	1,016.43	8.84	1.74
Class R-3 -- actual return	1,000.00	1,251.24	7.49	1.32
Class R-3 -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-4 -- actual return	1,000.00	1,253.40	5.62	.99
Class R-4 -- assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-5 -- actual return	1,000.00	1,255.29	3.87	.68
Class R-5 -- assumed 5% return	1,000.00	1,021.78	3.47	.68

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information
             unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2007:

Long-term capital gains	$442,696,000
Foreign taxes	28,051,000
Foreign source income	403,002,000
Qualified dividend income	265,103,000
Corporate dividends received deduction	7,199,000
U.S. government income that may be exempt from state taxation	2,670,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
Average annual total returns for periods ended September 30, 2007 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	35.97%	29.10%	11.92%
Not reflecting CDSC	40.97	29.24	11.92

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	39.91	29.19	18.93
Not reflecting CDSC	40.91	29.19	18.93

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	42.05	30.21	20.01

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	33.81	28.67	22.11
Not reflecting maximum sales charge	41.98	30.20	23.40

Class 529-B shares†— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	35.85	28.92	22.34
Not reflecting CDSC	40.85	29.07	22.41

Class 529-C shares†— first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	39.82	29.07	22.47
Not reflecting CDSC	40.82	29.07	22.47

Class 529-E shares*†— first sold 3/22/02	41.55	29.75	21.99

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	42.25	30.24	28.64

*These shares are sold without any initial or contingent deferred sales charge.
†	Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 61	1999	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C. L. Chang, 55	2005
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 70	1999	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 58	2005	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 67	1999	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 65	1999	President, American Public Media Group

John G. McDonald, 70	1999	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 51	1999	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 63	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 68	1999	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 72	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Elisabeth Allison, 61	3	None

Vanessa C. L. Chang, 55	3	Edison International; Southern California Edison Company

Robert A. Fox, 70	7	Chemtura Corporation

Jae H. Hyun, 58	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 67	5	None

William H. Kling, 65	8	Irwin Financial Corporation

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 51	3	Cummins, Inc.
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 63	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 68	7	None

Rozanne L. Ridgway, 72	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

Please see page 32 for footnotes.

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Gina H. Despres, 66	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Robert W. Lovelace, 45	1999	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Gina H. Despres, 66	4	None
Vice Chairman of the Board

Robert W. Lovelace, 45	2	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Mark E. Denning, 50	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

David C. Barclay, 51	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 52	2003	Vice President and Secretary, Capital Research and
Vice President		Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Bradford F. Freer, 38	2006	Vice President — Capital World Investors, Capital
Vice President		Research Company;[5] Director, Capital Research Company[5]

Alwyn Heong, 47	1999	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director,
Capital Research Company[5]

Carl M. Kawaja, 43	1999	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Vincent P. Corti, 51	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 53	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 35	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 34	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]	Directors and officers of the fund serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2007, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>	New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds      Capital Research and Management      Capital International      Capital Guardian      Capital Bank and Trust

Lit. No. MFGEAR-936-1207P

Litho in USA KBDA/LPT/8066-S10044

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$73,000
2007	$76,000

b) Audit-Related Fees:
2006	$2,000
2007	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$28,000
2007	$25,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	$739,000
2007	$897,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$2,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,074,000 for fiscal year 2006 and $1,212,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

New World FundSM
Investment portfolio

October 31, 2007

Common stocks — 85.42%	Shares	Market value (000)

FINANCIALS — 17.36%
ICICI Bank Ltd.[1]	7,602,600	$246,122
ICICI Bank Ltd. (ADR)	102,400	7,111
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	190,384
Banco Santander, SA1	7,952,014	173,545
Itaúsa – Investimentos Itaú SA, preferred nominative	21,330,279	161,630
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	150,299
Unibanco-União de Bancos Brasileiros SA, units (GDR)	720,000	113,789
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	31,578
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B2	21,150,000	143,202
Erste Bank der oesterreichischen Sparkassen AG1	1,547,500	126,110
National Bank of Greece SA1	1,572,000	109,601
Bancolombia SA (ADR)	2,861,984	105,178
PT Bank Rakyat Indonesia (Persero) Tbk[1]	120,906,800	104,149
Housing Development Finance Corp. Ltd.[1]	1,419,360	101,034
JSC Halyk Bank of Kazakhstan (GDR)[1]	4,392,073	81,526
JSC Halyk Bank of Kazakhstan (GDR)[1,3]	884,600	16,420
Banco Itaú Holding Financeira SA, preferred nominative	3,290,600	93,670
EFG International[1]	1,845,000	86,552
Bank Muscat (SAOG) (GDR)[1]	5,108,157	81,731
Kasikornbank PCL, nonvoting depositary receipt[1]	23,220,000	61,707
Kasikornbank PCL[1]	2,500,000	6,662
Asya Katilim Bankasi AS, Class B1,2	7,900,000	67,530
Banco Bilbao Vizcaya Argentaria, SA1	2,336,600	59,028
Piraeus Bank SA1	1,449,523	58,271
Raiffeisen International Bank-Holding AG1	320,000	53,110
Raiffeisen International Bank Holding AG (Austria)[1]	26,666	4,426
FirstRand Ltd.[1]	14,295,000	56,988
PT Bank Mandiri (Persero) Tbk[1]	131,893,500	55,469
United Bank Ltd. (GDR)[1,2,3]	3,736,000	46,625
United Bank Ltd. (GDR) Reg S1,2	494,000	6,165
OTP Bank PLC[1]	947,000	51,383
Türkiye Is Bankasi AS, Class C1	5,500,000	37,968
JSC Kazkommertsbank (GDR)[1,2]	2,533,612	31,161
JSC Kazkommertsbank (GDR)[1,2,3]	424,000	5,215
Standard Bank Group Ltd.[1]	1,950,000	35,516
SM Prime Holdings, Inc.[1]	122,706,440	34,449
Kotak Mahindra Bank Ltd.[1]	1,300,000	33,715
Bank of the Philippine Islands[1]	20,161,632	30,642
Bank Pekao SA1	280,000	29,934
Allied Irish Banks, PLC[1]	1,192,000	29,903
Brascan Residential Properties SA, ordinary nominative	3,436,000	27,323
National Bank of Pakistan[1]	6,535,450	26,861
Türkiye Halk Bankasi AS1,2	3,080,000	26,284
Ayala Land, Inc.[1]	65,300,000	22,852
Bank Hapoalim BM1	4,028,000	22,243
Bank Leumi le-Israel BM1	4,300,000	20,651
China Life Insurance Co. Ltd., Class H1	2,875,000	19,370
Industrial and Commercial Bank of China Ltd., Class H1	18,500,000	17,676
Türkiye Garanti Bankasi AS1	1,848,000	17,164
MCB Bank Ltd.[1]	2,668,000	16,721
Shui On Land Ltd.[1]	11,000,000	15,289
Citigroup Inc.	320,000	13,408
Daegu Bank, Ltd.[1]	725,000	12,993
JSC Sistema-Hals (GDR)[1,2]	962,596	9,397
JSC Sistema-Hals (GDR)[1,2,3]	236,747	2,311
Orco Property Group SA1	55,000	8,692
IMMOFINANZ AG1	650,000	7,738
Siam Commercial Bank PCL[1]	1,648,000	4,628
Kookmin Bank[1]	47,000	3,883
		3,214,982

INDUSTRIALS — 10.12%
Murray & Roberts Holdings Ltd.[1]	15,815,000	243,265
Orascom Construction Industries Co. (GDR)[1]	996,487	183,984
Suzlon Energy Ltd.[1]	3,215,344	162,256
Airports of Thailand PCL[1]	65,300,000	117,831
STX Engine Co., Ltd.[1]	1,076,170	107,826
International Container Terminal Services, Inc.[1]	88,828,000	85,824
Wienerberger AG1	1,290,500	80,652
Schneider Electric SA1	579,050	79,878
Boart Longyear Ltd.[1,2]	32,700,000	78,541
Hyundai Engineering & Construction Co., Ltd.[1,2]	761,000	78,043
Siemens AG1	478,500	65,094
Enka Insaat ve Sanayi AS1	3,876,420	60,908
ABB Ltd[1]	1,820,000	54,997
Metso Oyj[1]	770,000	47,128
United Technologies Corp.	545,000	41,742
Thai Airways International PCL[1]	35,417,100	41,336
Caterpillar Inc.	517,000	38,573
Container Corp. of India Ltd.[1]	750,000	38,025
Chiyoda Corp.[1]	1,560,000	28,941
Doosan Heavy Industries and Construction Co., Ltd.[1]	144,000	27,053
Daelim Industrial Co., Ltd.[1]	105,916	23,360
Bidvest Group Ltd.[1]	1,100,000	23,333
KBR, Inc.[2]	537,001	23,027
SM Investments Corp.[1]	2,354,308	20,792
Italian-Thai Development PCL[1,2]	71,258,300	18,968
Asahi Glass Co., Ltd.[1]	1,225,000	16,863
Hopewell Holdings Ltd.[1]	3,152,000	16,312
Embraer – Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	300,000	14,631
GS Engineering & Construction Corp.[1]	67,750	14,313
Hopewell Highway Infrastructure Ltd.[1]	12,500,000	11,821
Atlas Copco AB, Class A1	650,000	10,861
Intertek Group PLC[1]	455,000	9,737
Daewoo Engineering & Construction Co., Ltd.[1]	314,800	9,132
		1,875,047

TELECOMMUNICATION SERVICES — 9.81%
América Móvil, SAB de CV, Series L (ADR)	4,085,100	267,125
MTN Group Ltd.[1]	12,359,649	241,945
Philippine Long Distance Telephone Co.[1]	2,321,160	160,162
Philippine Long Distance Telephone Co. (ADR)	338,340	23,210
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	145,630,000	175,812
Telekomunikacja Polska SA1	18,303,900	173,637
TIM Participações SA, preferred nominative (ADR)	1,663,228	77,174
TIM Participações SA, ordinary nominative	3,730,000	25,771
Vodafone Group PLC[1]	25,310,000	99,775
Orascom Telecom Holding (GDR)[1]	736,000	52,842
Orascom Telecom Holding (GDR)[1]	585,000	42,001
Partner Communications Co. Ltd.[1]	2,954,500	56,220
Partner Communications Co. Ltd. (ADR)	151,500	2,907
OJSC Mobile TeleSystems (ADR)	581,922	48,300
Telefónica, SA1	1,375,000	45,456
Brasil Telecom Participações SA, preferred nominative (ADR)	550,000	40,914
China Unicom Ltd.[1]	16,531,300	40,178
GLOBE TELECOM, Inc.[1]	989,723	38,881
Advanced Info Service PCL[1]	13,641,500	35,884
Telekom Austria AG, non-registered shares[1]	1,200,000	34,447
Cellcom Israel Ltd.	1,023,800	27,161
Telenor ASA[1,2]	1,123,600	26,435
Bharti Airtel Ltd.[1,2]	810,000	21,170
Turkcell Iletisim Hizmetleri AS1	2,050,000	19,771
Telemig Celular Participações SA, preferred nominative (ADR)	198,500	12,341
Telekom Malaysia Bhd.[1]	3,500,000	10,743
TeliaSonera AB1	1,050,300	10,330
HT – Hrvatske telekomunikacije dd (GDR)[1,2,3]	86,529	6,230
		1,816,822

MATERIALS — 8.67%
Sterlite Industries (India) Ltd. (ADS)	8,189,800	212,689
Sterlite Industries (India) Ltd.[1]	800,000	20,937
Taiwan Cement Corp.[1]	107,557,937	186,392
Israel Chemicals Ltd.[1]	13,991,927	155,251
Potash Corp. of Saskatchewan Inc.	1,200,000	147,384
JSC Uralkali[1]	4,254,092	106,778
JSC Uralkali (GDR)[1,3]	1,428,995	35,868
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	104,955
Linde AG1	779,646	98,545
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,165,000	67,873
Grasim Industries Ltd.[1]	702,721	67,139
Freeport-McMoRan Copper & Gold Inc.	559,100	65,795
Hochschild Mining PLC[1]	6,226,186	60,621
Makhteshim-Agan Industries Ltd.[1,2]	5,525,000	53,181
Aricom PLC[1,2,4]	30,000,000	47,880
Cia. Vale do Rio Doce, Class A, preferred nominative	1,032,000	32,499
BHP Billiton PLC[1]	682,288	26,013
Holcim Ltd.[1]	170,142	19,450
Ivanhoe Mines Ltd.[2]	1,410,000	19,390
AngloGold Ashanti Ltd.[1]	315,000	14,884
OAO Severstal (GDR)[1]	574,600	13,740
Sealed Air Corp.	489,632	12,207
Formosa Plastics Corp.[1]	3,625,422	11,328
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	342,966	10,519
ACC Ltd.[1]	270,000	7,485
Gold Fields Ltd.[1]	350,000	6,362
		1,605,165

ENERGY — 8.20%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	3,050,600	291,729
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	463,784	38,582
Oil & Natural Gas Corp. Ltd.[1]	7,868,389	253,458
PetroChina Co. Ltd., Class H1	51,454,000	133,657
OAO LUKOIL (ADR)[1]	1,390,000	127,217
Oil and Gas Development Co. Ltd.[1]	58,638,760	124,164
Saipem SpA, Class S1	2,290,000	101,202
OAO Gazprom (ADR)[1]	1,545,000	77,217
Niko Resources Ltd.[4]	495,000	55,443
Tenaris SA (ADR)	720,000	38,736
TOTAL SA1	300,000	24,174
TOTAL SA (ADR)	155,000	12,495
Nexen Inc.	964,072	32,649
OAO TMK (GDR)[1,3]	692,815	30,956
Noble Energy, Inc.	400,000	30,616
Reliance Industries Ltd.[1]	421,000	29,984
Sterling Energy PLC[1,2,5]	91,242,000	27,989
Chevron Corp.	175,500	16,060
China National Offshore Oil Corp.[1]	6,793,000	14,768
Baker Hughes Inc.	160,000	13,875
PTT Exploration and Production PCL[1]	2,600,000	12,503
Banpu PCL[1]	887,000	11,686
Smith International, Inc.	171,000	11,295
Murphy Oil Corp.	100,000	7,363
Hess Corp.	19,200	1,375
		1,519,193

CONSUMER STAPLES — 7.42%
Nestlé SA1	436,645	201,720
Tesco PLC[1]	17,172,190	174,586
IOI Corp. Bhd.[1]	61,840,250	141,312
SABMiller PLC[1]	3,694,600	111,208
PT Indofood Sukses Makmur Tbk[1]	369,600,000	90,354
PepsiCo, Inc.	811,000	59,787
Olam International Ltd.[1]	23,935,000	58,759
Bunge Ltd.	385,000	44,348
Avon Products, Inc.	1,050,000	43,029
Groupe Danone SA1	496,200	42,558
Coca-Cola Co.	670,000	41,379
Fomento Económico Mexicano, SAB de CV (ADR)	1,120,500	39,901
Grupo Nacional de Chocolates SA	4,425,000	36,578
Migros Türk TAS[1]	2,071,099	36,405
L’Oréal SA1	219,500	28,845
Diageo PLC[1]	1,245,000	28,526
X5 Retail Group NV (GDR)[1,2,3]	653,200	23,599
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	18,793
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	42,000	3,360
Poslovni sistem Mercator, dd1	42,200	21,362
Procter & Gamble Co.	299,800	20,842
Wal-Mart de México, SAB de CV, Series V (ADR)	500,000	20,280
Nestlé India Ltd.[1]	480,573	19,327
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	17,127
Unilever NV, depository receipts[1]	500,000	16,260
China Mengniu Dairy Co.[1]	3,415,000	14,579
Coca-Cola FEMSA, SAB de CV, Series L	2,500,300	11,576
Scottish & Newcastle PLC[1]	413,000	6,741
		1,373,141

INFORMATION TECHNOLOGY — 5.76%
Nokia Corp.[1]	3,458,200	137,138
Nokia Corp. (ADR)	1,202,600	47,767
Kingboard Chemical Holdings Ltd.[1]	23,069,340	152,616
Hon Hai Precision Industry Co., Ltd.[1]	17,036,948	130,966
Samsung Electronics Co., Ltd.[1]	163,891	101,811
SINA Corp.[2]	1,681,200	96,383
Tencent Holdings Ltd.[1]	6,697,000	58,068
Acer Inc.[1]	20,458,340	48,960
Catcher Technology Co., Ltd.[1]	6,669,000	46,358
Lite-On Technology Corp.[1]	20,793,463	38,891
Hoya Corp.[1]	989,800	36,028
Compal Electronics, Inc.[1]	27,409,890	35,251
Euronet Worldwide, Inc.[2,4]	1,055,000	33,792
Venture Corp. Ltd.[1]	2,500,000	24,324
Comverse Technology, Inc.[2]	922,000	17,721
Cisco Systems, Inc.[2]	500,000	16,530
Foxconn International Holdings Ltd.[1,2]	4,154,000	11,571
MoneyGram International, Inc.	680,000	10,846
Hynix Semiconductor Inc.[1,2]	295,000	8,328
Kingboard Laminates Holdings Ltd.[1]	8,048,606	7,162
NetEase.com, Inc. (ADR)[2]	320,000	6,659
		1,067,170

CONSUMER DISCRETIONARY — 5.57%
Las Vegas Sands Corp.[2]	1,167,000	155,304
Toyota Motor Corp.[1]	1,704,000	97,493
Kuoni Reisen Holding AG, Class B1	147,683	73,850
Central European Media Enterprises Ltd., Class A2	589,217	67,613
Shangri-La Asia Ltd.[1]	20,432,000	65,396
Swatch Group Ltd[1]	487,900	30,623
Swatch Group Ltd, non-registered shares[1]	63,650	20,392
GOME Electrical Appliances Holding Ltd.[1]	22,029,000	50,411
Honda Motor Co., Ltd.[1]	1,310,000	49,165
Hyundai Mobis Co., Ltd.[1]	394,500	40,115
Li & Fung Ltd.[1]	8,083,900	38,275
Naspers Ltd., Class N1	1,145,000	36,451
PT Astra International Tbk[1]	11,000,000	31,262
Nitori Co., Ltd.[1]	672,850	30,791
Yue Yuen Industrial (Holdings) Ltd.[1]	9,688,500	30,123
TVN SA1	2,500,000	24,998
Truworths International Ltd.[1]	4,953,000	24,965
Grupo Clarín SA1,2,3	1,209,100	24,484
Grupo Clarin SA1,2	14,000	283
Praktiker Bau- und Heimwerkermärkte Holding AG1	658,800	23,910
Grupo Televisa, SAB, ordinary participation certificates (ADR)	800,000	19,880
LG Electronics Inc.[1]	185,002	19,469
Keihin Corp.[1]	789,000	15,190
Hankook Tire Co., Ltd.[1]	615,000	13,208
Hürriyet Gazetecilik ve Matbaacilik AS1,2	3,242,849	11,738
Astro All Asia Networks PLC[1]	10,435,300	10,702
Largan Precision Co., Ltd.[1]	770,100	9,459
Techtronic Industries Co. Ltd.[1]	8,150,000	8,814
Stockmann Oyj, Class B1	142,000	7,083
		1,031,447

HEALTH CARE — 4.62%
Novo Nordisk A/S, Class B1	2,156,900	268,234
Krka, dd, Novo mesto[1]	914,000	153,237
OJSC Pharmstandard (GDR)[1,2]	6,582,550	143,973
OJSC Pharmstandard (GDR)[1,2,3]	392,700	8,589
Zentiva NV1	1,625,000	87,247
Hikma Pharmaceuticals PLC[1]	7,980,011	82,971
Richter Gedeon NYRT[1]	319,000	69,306
Teva Pharmaceutical Industries Ltd. (ADR)	600,000	26,406
Dr. Reddy’s Laboratories Ltd.[1]	1,022,000	16,274
		856,237

UTILITIES — 2.90%
NTPC Ltd.[1]	16,381,000	100,847
PT Perusahaan Gas Negara (Persero) Tbk[1]	42,600,000	66,327
AES Corp.[2]	3,000,000	64,230
Tanjong PLC[1]	11,353,000	59,841
Cia. Energética de Minas Gerais - Cemig, preferred nominative	2,409,600	51,513
GAIL (India) Ltd.[1]	3,635,000	38,458
Reliance Energy Ltd.[1]	700,000	33,766
Electricity Generating PCL[1]	8,079,000	28,194
Veolia Environnement[1]	309,375	27,644
CLP Holdings Ltd.[1]	3,945,000	26,630
Cheung Kong Infrastructure Holdings Ltd.[1]	5,900,000	23,202
Manila Electric Co.[1,2]	8,174,760	15,771
		536,423

MISCELLANEOUS — 4.99%
Other common stocks in initial period of acquisition		923,921

Total common stocks (cost: $9,377,648,000)		15,819,548

Warrants — 0.03%

MATERIALS — 0.03%
Aricom PLC, warrants, expire 2010[2,4]	10,000,000	4,935

Total warrants (cost: $3,143,000)		4,935

	Principal amount	Market value
Bonds & notes — 5.63%	(000)	(000)

NON-U.S. GOVERNMENT BONDS & NOTES — 5.15%
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	$14,206
Brazilian Treasury Bill 6.00% 2010[1,6]	BRL60,969	34,113
Brazilian Treasury Bill 6.00% 2011[1,6]	7,743	4,302
Brazil (Federal Republic of) 10.00% 2014[1]	5,000	2,661
Brazil (Federal Republic of) Global 7.875% 2015	$5,620	6,398
Brazilian Treasury Bill 6.00% 2015[1,6]	BRL 8,220	4,441
Brazil (Federal Republic of) Global 12.50% 2016[1]	14,400	9,418
Brazil (Federal Republic of) 10.00% 2017[1]	61,500	31,837
Brazil (Federal Republic of) Global 8.00% 2018[7]	$18,045	20,256
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,385
Brazil (Federal Republic of) Global 8.875% 2024	900	1,181
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,467
Brazil (Federal Republic of) Global 7.125% 2037	7,680	8,890
Brazil (Federal Republic of) Global 11.00% 2040	22,025	29,618
Brazilian Treasury Bill 6.00% 2045[1,6]	BRL32,881	18,068
United Mexican States Government Global 5.943% 2009[8]	$18,750	18,923
United Mexican States Government Global 10.375% 2009	2,385	2,572
United Mexican States Government Global 9.875% 2010	21,625	24,166
United Mexican States Government Global 6.375% 2013	30,380	32,385
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	5,320
United Mexican States Government, Series MI10, 9.50% 2014	290,000	29,565
United Mexican States Government, Series M10, 8.00% 2015	130,000	12,247
Argentina (Republic of) 3.368% 2012[1,7,8]	$18,700	10,646
Argentina (Republic of) 2.00% 2014[1,6,7]	ARS 13,177	3,127
Argentina (Republic of) 5.83% 2033[1,6,7,9]	297,116	76,331
Argentina (Republic of) GDP-Linked 2035[1]	335,653	11,865
Argentina (Republic of) 0.63% 2038[1,6,7]	73,212	7,496
Turkey (Republic of) Treasury Bill 0% 2008[1]	TRY11,090	8,544
Turkey (Republic of) 14.00% 2011[1]	64,400	53,413
Turkey (Republic of) 10.00% 2012[1,6]	22,884	20,153
Turkey (Republic of) 11.50% 2012	$6,000	7,298
Turkey (Republic of) 7.00% 2016	15,000	15,770
Colombia (Republic of) Global 11.75% 2010[1]	COP40,000,000	21,194
Colombia (Republic of) Global 10.00% 2012	$18,725	21,908
Colombia (Republic of) Global 10.75% 2013	9,840	12,157
Colombia (Republic of) Global 8.25% 2014	3,100	3,556
Colombia (Republic of) Global 12.00% 2015[1]	COP43,100,000	24,787
Colombia (Republic of) Global 11.75% 2020	$2,420	3,624
Colombia (Republic of) Global 8.125% 2024	4,375	5,283
Colombia (Republic of) Global 7.375% 2037	3,655	4,183
Russian Federation 8.25% 2010[7]	27,446	28,642
Russian Federation 8.25% 2010[3,7]	3,138	3,274
Russian Federation 7.50% 2030[3,7]	30,504	34,449
Russian Federation 7.50% 2030[7]	2,970	3,354
Peru (Republic of) 8.375% 2016	38,900	45,999
Peru (Republic of) 7.35% 2025	6,550	7,549
Peru (Republic of) 6.55% 2037	5,042	5,319
Philippines (Republic of) 8.875% 2008	4,740	4,841
Philippines (Republic of) 8.375% 2009	8,335	8,710
Philippines (Republic of) 8.25% 2014	3,505	3,965
Philippines (Republic of) 9.375% 2017	4,000	4,970
Philippines (Republic of) 9.875% 2019	9,800	12,789
Philippines (Republic of) 7.75% 2031	16,670	19,087
Panama (Republic of) Global 9.625% 2011	1,611	1,820
Panama (Republic of) Global 9.375% 2012	6,527	7,555
Panama (Republic of) Global 7.125% 2026	7,300	8,085
Panama (Republic of) Global 8.875% 2027	2,775	3,614
Panama (Republic of) Global 9.375% 2029	3,260	4,450
Panama (Republic of) Global 6.70% 2036[7]	14,904	15,724
Egypt (Arab Republic of) Treasury Bill 0% 2007[1]	EGP30,000	5,437
Egypt (Arab Republic of) Treasury Bill 0% 2008[1]	60,475	10,810
Egypt (Arab Republic of) 8.75% 2012[1]	56,350	10,691
Egypt (Arab Republic of) 11.625% 2014[1]	21,000	4,404
Dominican Republic 9.50% 2011[7]	$2,767	2,967
Dominican Republic 9.04% 2018[7]	3,935	4,545
Dominican Republic 8.625% 2027[3,7]	19,900	22,985
Hungarian Government 6.00% 2011	HUF2,000,000	11,193
Venezuela (Republic of) Global 8.50% 2014	$405	417
Venezuela (Republic of) Global 9.25% 2027	1,275	1,401
		953,800

ENERGY — 0.15%
Pemex Project Funding Master Trust 6.625% 2035	15,000	16,054
Gaz Capital SA 6.51% 2022[3]	11,990	11,780
		27,834

MATERIALS — 0.13%
C10 Capital (SPV) Ltd. 6.722% (undated)[3,8]	9,850	9,525
Vale Overseas Ltd. 6.25% 2017	8,000	8,129
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,419
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,965	4,352
		24,425

UTILITIES — 0.10%
AES Panamá, SA 6.35% 2016[3]	10,400	10,260
Enersis SA 7.375% 2014	4,550	4,839
AES Gener SA 7.50% 2014	3,000	3,128
		18,227

FINANCIALS — 0.05%
Kazkommerts International BV 7.875% 2014	7,000	6,423
Kazkommerts International BV 8.00% 2015	3,000	2,685
		9,108

TELECOMMUNICATION SERVICES — 0.03%
Orascom Telecom 7.875% 2014[3]	6,955	6,685

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	3,200	3,408

Total bonds & notes (cost: $933,943,000)		1,043,487

Short-term securities — 8.59%

Federal Home Loan Bank 4.65%–5.10% due 11/1–12/14/2007[10]	153,169	152,600
AstraZeneca PLC 4.80%–4.95% due 11/29/2007–1/22/2008[3]	105,100	104,166
Swedish Export Credit Corp. 4.77%–4.80% due 12/12/2007–1/4/2008	80,900	80,321
Siemens Capital Co. LLC 4.76%–4.83% due 11/28–12/14/2007[3]	76,500	76,143
BASF AG 4.70%–4.80% due 12/3/2007–1/25/2008[3]	71,260	70,617
Freddie Mac 4.48%–5.24% due 11/30–12/28/2007	67,500	67,115
American Honda Finance Corp. 4.75%–5.26% due 11/28–12/11/2007	58,425	58,143
Calyon North America Inc. 4.63%–4.77% due 12/24/2007–1/31/2008	51,400	50,913
Dexia Delaware LLC 5.01%–5.06% due 11/5–12/6/2007	50,700	50,556
Toyota Motor Credit Corp. 4.78% due 12/20/2007	25,000	24,834
Toyota Credit de Puerto Rico Corp. 4.80% due 12/19/2007	25,000	24,829
Total Capital SA 4.80%–5.25% due 11/16–12/31/2007[3]	48,700	48,506
HSBC USA Inc. 4.96% due 12/17/2007	48,500	48,184
GlaxoSmithKline Finance PLC 4.77% due 12/18/2007[3]	44,150	43,860
Old Line Funding, LLC 4.81%–5.15% due 11/16–11/26/2007[3]	41,100	40,987
Allied Irish Banks North America Inc. 5.595% due 11/14/2007[3]	40,100	40,015
BMW U.S. Capital LLC 4.73% due 11/9–12/18/2007[3]	40,100	39,997
Westpac Banking Corp. 5.35%–5.54% due 12/13–12/17/2007[3]	40,000	39,753
Rabobank USA Financial Corp. 4.92% due 11/5/2007	35,000	34,976
Barton Capital Corp. 4.68% due 1/4/2008[3]	20,000	19,818
Societe Generale North America, Inc. 5.08% due 12/3/2007	15,000	14,930
Nestle Capital Corp. 4.75% due 2/7/2008[3]	22,200	21,908
Alcon Capital Corp. 4.73% due 11/13/2007[3]	10,100	10,083
Electricité de France 4.82%–4.90% due 12/27/2007–1/8/2008	31,600	31,351
Fannie Mae 5.145% due 11/7/2007	31,100	31,071
Unilever Capital Corp. 5.25% due 12/3/2007[3]	30,800	30,656
Danske Corp. 5.03% due 11/1/2007[3]	30,000	29,996
Toronto-Dominion Holdings USA Inc. 5.085% due 11/30/2007[3]	30,000	29,870
Swedbank Mortgage AB 5.10% due 11/21/2007	25,700	25,623
Mont Blanc Capital Corp. 4.93% due 11/20/2007[3]	25,000	24,932
UBS Finance (Delaware) LLC 5.36% due 11/19/2007	25,000	24,926
Park Avenue Receivables Co. LLC 4.83% due 12/7/2007[3]	25,000	24,876
Lloyds Bank PLC 4.91% due 12/7/2007	25,000	24,871
Abbey National N.A. LLC 5.02% due 12/21/2007	25,000	24,822
General Electric Capital Corp. 5.24% due 12/12/2007	20,000	19,883
HBOS Treasury Services PLC 4.70% due 1/25/2008	20,000	19,771
Statoil ASA 4.84% due 11/19/2007[3]	18,600	18,552
CBA (Delaware) Finance Inc. 5.04% due 2/4/2008	18,000	17,770
Amsterdam Funding Corp. 5.18% due 11/8/2007[3]	16,400	16,381
Shell International Finance BV 4.74% due 11/27/2007[3]	15,000	14,947
DaimlerChrysler Revolving Auto Conduit LLC 4.90% due 1/16/2008	8,200	8,114
DaimlerChrysler Revolving Auto Conduit LLC II 4.90% due 12/12/2007	1,700	1,690
IBM Corp. 5.15% due 11/16/2007[3]	8,000	7,981
Ranger Funding Co. LLC 5.00% due 11/15/2007[3]	711	710

Total short-term securities (cost: $1,592,006,000)		1,592,047

Total investment securities (cost: $11,906,740,000)		18,460,017
Other assets less liabilities		61,652

Net assets		$18,521,669

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1  Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”  was $12,057,919,000.
2  Security did not produce income during the last 12 months.
3  Purchased in a transaction exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,054,009,000, which represented 5.69% of the net assets of the fund.
4  Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below:

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Aricom PLC	5/11/2007	$38,481	$47,880	.26%
Aricom PLC, warrants	5/11/2007	3,143	4,935	.03
Euronet Worldwide Inc.	3/8/2007	26,375	33,792	.18
Niko Resources Ltd.	2/1–7/23/2007	38,291	55,443	.30

Total restricted securities		$106,290	$142,050	.77%

5  Represents an affiliated company as defined under the Investment Company Act of 1940.
6  Index-linked bond whose principal amount moves with a government retail price index.
7  Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8  Coupon rate may change periodically.
9  Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
10This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
ADS = American Depositary Shares
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-936-1207O-S10898

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc., (the “Fund”) as of October 31, 2007, and for the year then ended and have issued our report thereon dated December 4, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 4, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 8, 2008

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: January 8, 2008